UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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METROPOLITAN WEST FUNDS

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METROPOLITAN WEST FUNDS

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

[October     ], 2012

Dear Shareholder:

The enclosed Proxy Statement contains important information about a proposal we recommend be approved by the shareholders of each mutual fund (each, a “Fund”) that is a series of the Metropolitan West Funds (the “Trust”). The proposal will be considered at a Special Meeting of Shareholders to be held on Wednesday, November 28, 2012.

Shareholders of each Fund are being asked to approve a new investment management agreement (the “New Agreement”) with Metropolitan West Asset Management, LLC, the Funds’ current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Management Agreement (the “Current Agreement”) that is expected to automatically terminate as a result of its deemed “assignment” under the Investment Company Act of 1940, as amended. The expected change in ownership of The TCW Group, Inc., the parent company of the Adviser, would technically cause that assignment and subsequent termination. The New Agreement has substantively the same terms as the Current Agreement, including the same fees. Subject to obtaining approval of the New Agreement for the Funds, the Adviser would continue to act as the investment adviser to the Funds, with no break in the continuity of its investment advisory services to the Funds.

The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the proposal with respect to each Fund. The Board believes that the proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of the proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the proposal. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for Wednesday, November 28, 2012. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options are found on the enclosed proxy voting form.

Sincerely,

ANDREW TARICA
Chairman of the Board

METROPOLITAN WEST FUNDS

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2012

To the Shareholders of each Fund:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West AlphaTrak 500 Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West Unconstrained Bond Fund (each a “Fund” and, together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), will be held on Wednesday, November 28, 2012, at 1:00 p.m. Eastern time at the offices of the Trust’s administrator, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

1.	For each Fund listed above, to approve a new investment management agreement between the Trust and Metropolitan West Asset Management, LLC, the Funds’ current investment adviser; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on September 28, 2012 (the “Record Date”) are entitled to notice of, and to vote on, the proposal at the Meeting or any adjournment thereof. Shareholders of each Fund listed above, voting separately by Fund, are entitled to vote on the proposal.

As a shareholder of one or more of the Funds on the Record Date, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this by completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope, by telephone or electronically utilizing the internet. Specific instructions for each voting option are found on the enclosed proxy form. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid the delay and distraction associated with further solicitation. Voting by proxy will not prevent you from voting your shares at the Meeting if you decide to attend in person. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Trustees

ANDREW TARICA
Chairman of the Board

Dated: [October    ], 2012

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 28, 2012

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees (the “Board”) of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of each mutual fund that is a series of the Trust (the “Meeting”) to be held on Wednesday, November 28, 2012 at 1:00 p.m. Eastern time at the offices of the Trust’s administrator, BNY Mellon Investment Servicing (US) Inc. (the “Administrator”), at 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof. The Trust expects to mail this Proxy Statement, the Notice of Special Meeting of Shareholders and the accompanying proxy card on or about [ October     ], 2012 to shareholders of the Trust as of the record date specified below.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The principal executive offices of the Trust are located at 865 South Figueroa Street, Los Angeles, California 90017. The Trust offers shares of eight separate operational series or funds (each a “Fund” and, together, the “Funds”), each of which may offer more than one share class, as follows:

Metropolitan West High Yield Bond Fund

Metropolitan West Intermediate Bond Fund

Metropolitan West Total Return Bond Fund

Metropolitan West Ultra Short Bond Fund

Metropolitan West Low Duration Bond Fund

Metropolitan West Strategic Income Fund

Metropolitan West AlphaTrak 500 Fund

Metropolitan West Unconstrained Bond Fund.

Each Fund offers Class M and Class I shares except the AlphaTrak 500 Fund, which offers only Class M shares. In addition, the Total Return Bond Fund and Low Duration Bond Fund each offer Administrative Class shares, and the Total Return Bond Fund also offers Plan Class shares.

At the Meeting, shareholders of the Trust will be asked to vote on a proposal (the “Proposal”) to approve a new investment management agreement with Metropolitan West Asset Management, LLC (the “New Agreement”). Shareholders of each Fund, voting separately by Fund, are entitled to vote on the Proposal.

Voting; Revocation of Proxies

All proxies solicited by the Board that are properly executed and received by the Secretary of the Trust before the Meeting will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or by a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “for” the Proposal and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be properly presented at the Meeting (except with respect to broker non-votes as described below). Any shareholder may vote part of the shares in favor of the Proposal and refrain from voting the remaining shares or vote them “against” the Proposal, but if the shareholder fails to specify the number of shares that the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on the Proposal.

All proxies voted, including abstentions and broker non-votes (i.e., where a broker indicates that the underlying shareholder has not provided instructions on a proposal and the broker does not have authority to vote the shares), will be counted toward establishing a quorum. Abstentions and broker non-votes effectively count as votes “against” the Proposal because approval of a minimum number of the outstanding voting securities is required.

Record Date; Shareholders Entitled to Vote

Shareholders of record of the Funds at the close of business on September 28, 2012 (the “Record Date”) are entitled to notice of, and to vote on, the Proposal at the Meeting and any adjournment thereof. At the close of business on the Record Date, the Funds had the following outstanding shares:

	Ultra Short Bond Fund	Intermediate Bond Fund	High Yield Bond Fund	Strategic Income Fund	Unconstrained Bond Fund
Class M Shares Outstanding
Total Class M Votes (dollar based voting)
Class I Shares Outstanding
Total Class I Votes (dollar based voting)
Total Fund Votes (dollar based voting)

	Total Return Bond Fund	Low Duration Bond Fund	AlphaTrak 500 Fund
Class M Shares Outstanding
Total Class M Votes (dollar based voting)
Class I Shares Outstanding
Total Class I Votes (dollar based voting)
Administrative Class Shares Outstanding
Total Administrative Class Votes (dollar based voting)
Plan Class Shares Outstanding
Total Plan Class Votes (dollar based voting)
Total Fund Votes (dollar based voting)

Quorum and Adjournment/Required Vote

Forty percent (40%) of the outstanding shares of a Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for that Fund with respect to the Proposal. If a quorum for a Fund is not present or represented at the Meeting, the holders of a majority of the shares of that Fund present in person or by proxy will have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum is present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present in person or by proxy and voting is necessary to approve the New Agreement with respect to that Fund.

A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Meeting in person or by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the Record Date.

If a quorum is present but sufficient votes in favor of the Proposal with respect to a Fund are not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting with respect to the Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in proportion to the proxies received for or against the Proposal.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Wednesday, November 28, 2012. This Proxy Statement and the Trust’s most recent annual report are available on the Internet at http://www.tcw.com and http://www.mwamllc.com. The Trust will furnish, without charge, a copy of its annual report for the fiscal year ended March 31, 2012, to any shareholder upon request. Shareholders may obtain a copy of the annual report by contacting Metropolitan West Funds at 865 South Figueroa Street, Los Angeles, California 90017 or by calling (800) 241-4671.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH THE ADVISER

Shareholders of each Fund are being asked to approve a new investment management agreement (the “New Agreement”) with Metropolitan West Asset Management, LLC, each Fund’s current investment adviser (the “Adviser”).

The Adviser currently serves as the investment adviser to each Fund under an Investment Management Agreement (the “Current Agreement”) that is expected to automatically terminate as a result of its deemed “assignment” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The expected change in ownership of The TCW Group, Inc. (“TCW”), the parent company of the Adviser, would technically cause that assignment and subsequent termination. The New Agreement has substantively the same terms as the Current Agreement, including the same fees. Subject to obtaining approval of the New Agreement for the Funds, the Adviser would continue to act as the investment adviser to the Funds, with no break in the continuity of its investment advisory services to the Funds. If approved, the New Agreement would take effect on the consummation of the change of control of TCW, as described below.

The Change of Control

TCW’s majority owner, Société Générale Holdings de Participations, S.A. (“SGHP”), a wholly-owned subsidiary of Société Générale, S.A. (“SGSA”), recently signed a definitive agreement to sell its stake in TCW to investment funds affiliated with The Carlyle Group L.P. (“Carlyle”) and the management of TCW (that transaction is referred to as the “Transaction”).

Carlyle, a publicly traded Delaware limited partnership, is one of the world’s largest global alternative asset management firms that originates, structures and acts as lead equity investor in management-led buyouts, strategic minority equity investments, equity private placements, consolidations and buildups, growth capital financings, real estate opportunities, bank loans, high-yield debt, distressed assets, mezzanine debt and other investment opportunities. Carlyle provides investment management services to, and has transactions with, various private equity funds, real estate funds, collateralized loan obligations, hedge funds and other investment products sponsored by it for the investment of client assets in the normal course of business. As of June 30, 2012, Carlyle and its affiliates managed more than $156 billion in assets across 99 funds and 63 fund-of-funds vehicles.

Carlyle will be making its investment in TCW primarily through two of its investment funds, Carlyle Partners V, L.P., a Delaware limited partnership (“CPV”), and Carlyle Global Financial Services Partners, L.P., a Cayman Islands limited partnership (“CGFSP” and, together with CPV, the “Carlyle Funds”). CPV conducts leveraged buyout transactions in North America in targeted industries, and CGFSP invests in management buyouts, growth capital opportunities and strategic minority investments in financial services. The Carlyle Funds are privately offered pooled investment vehicles with their principal place of business at 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, DC 20004. The general partners of each of the Carlyle Funds (TC Group V, L.P. and TCG Financial Services L.P., respectively), which are responsible for the day-to-day management and oversight of those funds, are affiliates of Carlyle.

Currently, SGHP owns 74.47% of the voting securities of TCW. Immediately prior to the closing of the Transaction, SGHP will acquire the equity of TCW held by Amundi, which represents approximately 19% of the voting securities of TCW. As a result of the Transaction, the ownership interest of TCW management in the equity of TCW will increase from approximately 17% to up to 40%, on a fully diluted basis, with the Carlyle Funds owning the balance of TCW’s voting securities.

TCW management expects that, subject to the approval of the New Agreement, the Adviser will continue to act as investment adviser to the Funds. The Transaction is expected to close as soon as practicable following satisfaction or waiver of the conditions to closing of the Transaction, which is estimated to be no later than the end of the first quarter of 2013.

The Current Agreement

The Current Agreement dated March 31, 2010 between the Trust, on behalf of each Fund (except for the Unconstrained Bond Fund), and the Adviser was originally approved in person by the Board, including a majority of the Independent Trustees (defined below), at a meeting held on January 11, 2010, and by each Fund’s shareholders on March 31, 2010 (and April 9, 2010 for the Strategic Income Fund and the Intermediate Bond Fund). The Current Agreement was submitted for shareholder approval because the then-existing investment management agreement was expected to terminate as a result of the TCW’s purchase of a majority interest in the Adviser. The Current Agreement has remained substantially unchanged since that shareholder approval, except for the addition of the Unconstrained Bond Fund that was approved by the Board on September 19, 2011. At a meeting held on May 21, 2012, the Board extended the term of the Current Agreement, which was already renewed in 2011, until September 30, 2012 with respect to each Fund except the Unconstrained Bond Fund, which was still within its initial term. At a meeting held on September 10, 2012, the Board extended the term of the Current Agreement until the earlier of September 30, 2013 and the date on which the Current Agreement would otherwise terminate as a result of its deemed assignment under the Investment Company Act resulting from the closing of the Transaction.

Under the Current Agreement, the Trust appointed the Adviser to provide investment advice and management services with respect to the assets of the Funds. In connection with these investment management services, the Adviser agreed to supervise the Funds’ investments in accordance with the investment objectives, programs, and restrictions of the Funds as provided in the Trust’s governing documents, including the Trust’s Agreement and Declaration of Trust and Bylaws and in such other limitations as the Trustees may impose from time to time in writing to the Adviser. The Current Agreement requires that the Adviser: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements, and other data on securities, economic conditions, and other pertinent subjects that the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates) but not including personnel to provide limited administrative services to the Funds not typically provided by the Funds’ administrator under separate agreement; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Under the Current Agreement, except as otherwise required under the Investment Company Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser, the Adviser is not subject to liability to the Trust, the Funds, or any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services or for any losses that were sustained in the purchase, holding, or sale of any security by the Funds. No change is proposed to the Adviser’s standard of care.

The Current Agreement provides that it continues from year to year with respect to each Fund so long as it is approved at least annually with respect to such Fund by a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not “interested persons” of the Fund under the Investment Company Act (the “Independent Trustees”) and who are not parties to the Current Agreement.

The Current Agreement permits termination without penalty upon no less than 60 days’ notice by the Trust on behalf of one or more of the Funds to the Adviser or 60 days’ notice by the Adviser to any Fund and automatically terminates in the event of its assignment (as that term is defined in the Investment Company Act).

Management Fees and Other Expenses

Management Fees. Under the Current Agreement, each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees were paid to the Adviser for the fiscal year ended March 31, 2012, and do not reflect expense limitations and contractual fee waivers. Also shown are the contractual fee rates from the Current Agreement.

Fund	Total Gross Advisory Fees Paid for Fiscal Year Ended March 31, 2012 (excluding fees waived or reduced)		Contractual Annual Fee Rate
Ultra Short Bond Fund	$276,893		0.25%
Intermediate Bond Fund	$872,490		0.35%
High Yield Bond Fund	$10,335,635		0.50%
Total Return Bond Fund	$55,751,543		0.35%
Low Duration Bond Fund	$5,468,031		0.30%
Unconstrained Bond Fund	$44,215	(1)	0.65%
Strategic Income Fund	$3,576,135		1.20% +/-up to 0.70% (explained below)
AlphaTrak 500 Fund	$20,836		0.35% +/-up to 0.35% (explained below)

(1)	The Unconstrained Bond Fund commenced operations on October 1, 2011.

Strategic Income Fund Fee. Under the Current Agreement relating to both share classes of the Strategic Income Fund, the Trust pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 1.20% of the Fund’s average daily net assets. The basic fee is adjusted upward or downward (by a performance component of up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeds or is exceeded by the investment record of the Merrill Lynch 3 Month U.S. Treasury Bill Index (the “Merrill Lynch Index”), plus a margin (as described below).

The margin over the Merrill Lynch Index is 0.10% when the investment performance of the Strategic Income Fund is calculated assuming the maximum possible management fee of an annual rate of 1.90%. Alternatively, the margin also can be described as 2.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The performance adjustment for the Strategic Income Fund is based on a rolling 12-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the Merrill Lynch Index plus a margin of 0.10% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 1.90% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 2.00% or more between the Fund and the Merrill Lynch Index plus the margin would result in an annual maximum performance adjustment of 0.70%. This formula requires that the Fund’s performance exceed the investment record of the Merrill Lynch Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Merrill Lynch Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the Strategic Income Fund):

Fund Performance (assuming max 1.90% fee)	Index Plus 0.10% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	4.10%	1.20%	0.70%	1.90%
6.00%	4.10%	1.20%	0.67%	1.87%
5.00%	4.10%	1.20%	0.32%	1.52%
4.00%	4.10%	1.20%	–0.04%	1.16%
3.00%	4.10%	1.20%	–0.39%	0.81%
2.00%	4.10%	1.20%	–0.70%	0.50%

The Strategic Income Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Merrill Lynch Index is based on the change in value of the Merrill Lynch Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Strategic Income Fund and the record of the Merrill Lynch Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Merrill Lynch Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

AlphaTrak 500 Fund Fee. Under the Current Agreement relating to the AlphaTrak 500 Fund, the Trust pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. The basic fee is adjusted upward or downward (by a performance component of up to 0.35% of the Fund’s average daily net assets for the relevant 3-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeds or is exceeded by the investment record of the S&P 500 Stock Price Index (the “S&P 500 Index”), plus a margin (as described below).

The margin over that S&P 500 Index is 0.30% when the investment performance of the AlphaTrak 500 Fund is calculated assuming the maximum possible management fee of an annual rate of 0.70%. Alternatively, the margin also can be described as 1.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The performance adjustment for the AlphaTrak 500 Fund is based on a rolling 3-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the S&P 500 Index plus a margin of 0.30% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 0.70% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 1.00% or more between the Fund and the S&P 500 Index plus the margin would result in an annual maximum performance adjustment of 0.35%. This formula requires that the Fund’s performance exceed the investment record of the S&P 500 Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the S&P 500 Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the AlphaTrak 500 Fund):

Fund Performance (assuming max 0.70% fee)	Index Plus 0.30% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	5.30%	0.35%	0.35%	0.70%
6.00%	5.30%	0.35%	0.25%	0.60%
5.00%	5.30%	0.35%	–0.11%	0.24%
4.00%	5.30%	0.35%	–0.35%	0.00%
3.00%	5.30%	0.35%	–0.35%	0.00%

The AlphaTrak 500 Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the S&P 500 Index is based on the change in value of the S&P 500 Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the AlphaTrak 500 Fund and the record of the S&P 500 Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the S&P 500 Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The management fee and any performance adjustment for the Strategic Income Fund and the AlphaTrak 500 Fund are accrued daily, and the entire management fee normally is paid monthly. Shareholders should note that it is possible for higher past performance to result in a daily management fee accrual or monthly management fee payment by the Fund that is higher than lower current performance would otherwise produce. The performance adjustment (expressed as dollars) with respect to any accrual or payment of the management fee for the Strategic Income Fund or the AlphaTrak 500 Fund (based on a rolling 3-month performance period) will not exceed the positive or negative performance adjustment otherwise applicable to that payment (expressed as a percentage) applied instead to the average daily net assets used to calculate the basic fee.

The Current Agreement permits the Adviser to recoup fees that it did not charge and Fund expenses that it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current year and may not recoup amounts that would make a Fund’s total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds each have a Share Marketing Plan or 12b-1 Plan (the “Plan”) under which they may finance activities primarily intended to result in the sale of Fund shares and to provide shareholder services to the shareholders of the class of the Funds to which the Plan applies, provided that the categories of expenses are approved in advance by the Board and that the expenses paid under the Plan were incurred within the last 12 months and accrued while the Plan is in effect. Expenditures by a Fund under its Plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board has authorized the waiver of a portion of these fees for the High Yield Bond, Intermediate Bond Fund, Total Return Bond Fund, Low Duration Bond Fund, Ultra Short Bond Fund, Unconstrained Bond Fund and AlphaTrak 500 Fund.

Compensation of Other Parties. The Adviser may in its discretion and out of its own resources compensate third parties for the sale and marketing of Fund shares and for providing services to shareholders. The Adviser also may use its own resources to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts, typically for institutional clients. The Adviser reduces the fees charged to individual investment advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Affiliated Brokerage. For the fiscal year ended March 31, 2012, the Funds paid $15,689 in aggregate commissions to Newedge USA, LLC (“Newedge”), an affiliated broker of the Funds. This amount represents 12.46% of the aggregate brokerage commissions paid by the Funds during 2012. These figures imply total commissions that may appear modest for Funds of this size. It is important to note that the Funds typically do not pay brokerage commissions on their bond transactions because those transactions occur on a principal basis rather than an agency basis on which commissions would be charged. Brokerage commissions for these Funds typically related to trades for futures contracts. Newedge is a wholly owned subsidiary of Newedge Group, which is 50% owned by SGSA, the ultimate parent company of the Adviser.

Comparison of the Current Agreement and the New Agreement

The Board, together with the requisite number of Independent Trustees, voted in person on September 10, 2012 to approve the New Agreement. The Board is recommending to shareholders of each Fund that they approve the New Agreement. A copy of the New Agreement is attached to this Proxy Statement as Appendix B. The New Agreement is substantially identical to the Current Agreement as described above in all material respects, except for the commencement and renewal dates. Shareholders should also note that any voluntary or contractual reduction in the Adviser’s fee, or the Adviser’s payment of expenses that otherwise was the responsibility of a Fund, under the Current Agreement will remain subject to recoupment by the Adviser to the extent the recoupment can be effected within the time frame specified in the New Agreement and within any then-applicable expense limitation for the affected Fund. In addition, the relevant performance periods for the Strategic Income Fund and AlphaTrak 500 Fund used to determine the performance of these Funds and the applicable securities indexes for determining any performance adjustment to the applicable advisory fees will include periods before the effective date of the New Agreement. The initial term of the New Agreement would extend for two years from its effective date, after which it would continue from year to year with respect to each Fund subject to the same approval process as described above for the Current Agreement.

This discussion of the New Agreement is qualified in its entirety by reference to Appendix B.

Trustee Actions, Considerations, and Recommendations

At an in-person meeting of the Board held on September 10, 2012, the Trustees, including the Independent Trustees, considered the approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the Current Agreement, the terms of which are substantially identical to the New Agreement, for an additional year at the same in-person meeting.

At their meeting on September 10, 2012, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by the Adviser at the request of the independent counsel for the Independent Trustees. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below. The Independent Trustees also participated in separate telephonic conferences with their independent counsel to discuss these matters.

1.	Information received

Materials reviewed - In response to a detailed information request sent on the Independent Trustees’ behalf by their independent legal counsel, the Adviser addressed a range of information relating to the New Agreement, including, but not limited to, the Transaction, the expected benefits and costs to Fund shareholders, arrangements with Fund service providers, the expected management, operation, and compliance capabilities of and the resources available to the Adviser after the Transaction, plans regarding the marketing and distribution of the Funds, expected fees and expenses of the Funds, plans regarding the Adviser’s and TCW’s businesses, and arrangements related to the employment and retention of personnel at the Adviser and TCW. The Adviser’s response also included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, and financial and profitability information regarding the Adviser. Furthermore, during the course of each year, the Independent Trustees received a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds.

In addition to the information furnished by the Adviser, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement, as well as special considerations relevant to a transaction such as the one involving TCW.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel, and by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the approval of the New Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, extent, and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results, and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They noted the substantial additional resources made available by TCW, the parent company of the Adviser, and the integration and harmonization of operations between the Adviser and TCW, which is expected to continue following the Transaction. They further noted the high level of regular communication between the Adviser and the Board.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3.	Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various longer and more recent periods. In reviewing each Fund’s relative performance, the Board took into account each Fund’s unique characteristics and its asset size, diversification, and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Board concluded that the Adviser was implementing each Fund’s investment objective and that the Adviser’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders.

4.	Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund and the Unconstrained Bond Fund. The Board discussed why the Lipper peer group was not a suitable comparison for the Strategic Income Fund and why that Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrak 500 Fund and Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and the fact that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients with similar investment mandates, with accounts managed by affiliates of TCW. It concluded that, although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5.	The Adviser’s costs, level of profits, and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, even the largest Funds, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller) and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6.	Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are fair and reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7.	Conclusions

The Trustees considered that it is not anticipated by the Adviser that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities for the Fund as a result of the Transaction. In addition, the consensus of the Independent Trustees, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Trustees noted that the Adviser represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Adviser, TCW, or their affiliates, as a result of the Transaction. The Trustees considered that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement.

On the basis of these and other factors, the Trustees concluded that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the shareholder approval of the New Agreement and the consummation of the Transaction, and to recommend to shareholders of each Fund that they approve the New Agreement as well.

Section 15(f)

The Board has been informed that the Adviser has agreed to take certain actions to comply with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the Trust must not be “interested persons” of the Adviser as defined in the Investment Company Act. Second, an “unfair burden” must not be imposed on a Fund as a result of the Transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that the Adviser, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on the Funds as a result of the change of control of TCW. If the

Transaction is consummated, SGHP and Carlyle have agreed to share the expenses related to obtaining the approvals of the Funds related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses. If the Transaction is not consummated, it is expected that SGHP and/or its affiliates would bear these costs.

Vote Required and Recommendation

The affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the New Agreement with respect to such Fund. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (i) 67% or more of the voting securities represented at the meeting if more than 50% of the outstanding voting securities are so represented; or (ii) more than 50% of the outstanding voting securities. If approved by shareholders, the New Agreement will take effect on the consummation of the Transaction. If the New Agreement is not approved with respect to one or more Funds, the Current Agreement with respect to those Funds would automatically terminate on the consummation of the Transaction. In that event, the Board would consider various alternatives such as again seeking shareholder approval of the New Agreement or of a different agreement, allowing the Adviser to manage the affected Fund at cost for a temporary period, hiring a transition manager or new manager, seeking shareholder approval of a reorganization or liquidating the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than the matter described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

If the Transaction is consummated, SGHP and Carlyle have agreed to share the expenses related to obtaining the approvals of the Funds related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses. If the Transaction is not consummated, it is expected that SGHP and/or its affiliates would bear these costs.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication, or personal contact. TCW has also retained AST Fund Solutions to assist in the solicitation process.

Adviser

Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s websites are www.mwamllc.com and www.tcw.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser, together with TCW and its other subsidiaries, managed $127.3 billion of various types of financial assets as of June 30, 2012.

The following table provides the name and principal occupation of each executive officer of the Adviser. The address of each officer and the Chief Executive Officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017.

Officer	Principal Occupation(s) with the Adviser
David B. Lippman	Chief Executive Officer, Managing Director and Portfolio Manager
Tad Rivelle	Chief Investment Officer and Group Managing Director
Laird R. Landmann	President, Managing Director and Portfolio Manager
David S. DeVito	Chief Financial Officer
Hilary G. S. Lord	Chief Compliance Officer
Bibi Khan	Managing Director of Operations

Trustees and Officers of the Trust

The table below lists the current Trustees and executive officers of the Trust.

Name	Position with the Trust	Interest in the Adviser or its Affiliates
Ronald J. Consiglio	Trustee* since 2003	None.
Patrick C. Haden	Trustee* since 2010	None.
Martin Luther King III	Trustee* since 1997	None.
Peter McMillan	Trustee* since 2008	None.
Robert G. Rooney	Trustee* since 2009	None.
Andrew Tarica	Trustee* since 2002, and Chairman since 2008	None.
Daniel D. Villaneuva	Trustee* since 1997	None.
Charles Baldiswieler	Trustee since 2011	Group Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
Laird Landmann	Trustee since 2008 and Executive Vice President since 2007	President, Managing Director and Portfolio Manager of the Adviser. Group Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
David B. Lippman	President and Principal Executive Officer since 2008	Chief Executive Officer, Managing Director and Portfolio Manager of the Adviser. Director, President and Chief Executive Officer of TCW; and Group Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.

Name	Position with the Trust	Interest in the Adviser or its Affiliates
David S. DeVito	Treasurer and Chief Financial Officer since 2010	Chief Financial Officer of the Adviser. Executive Vice President and Chief Administrative Officer of TCW; and Director, Executive Vice President and Chief Administrative Officer of TCW, TCW Investment Management Company, Trust Company of the West, and TCW Asset Management Company.
Eric Chan	Secretary and Assistant Treasurer since 2010	Senior Vice President of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
Vincent Bencivenga	Chief Compliance Officer	Deputy Chief Compliance Officer of TCW. Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
Tad Rivelle	Executive Vice President since 2007	Chief Investment Officer and Group Managing Director of the Adviser. Group Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
Steve Kane	Executive Vice President since 2007	Portfolio Manager of the Adviser. Group Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust of the West.

Name	Position with the Trust	Interest in the Adviser or its Affiliates
Cal Rivelle	Executive Vice President since 2009	Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.
Bibi Khan	Vice President since 2007	Managing Director of Operations for the Adviser. Managing Director of TCW Investment Management Company, TCW Asset Management Company, and Trust Company of the West.

*	Indicates a Trustee who is an Independent Trustee of the Trust.

Interested Persons of the Trust and the Funds

Messrs. Baldiswieler and Landmann, each a Trustee of the Trust, are deemed to be “interested persons” of the Trust and the Funds, as defined in the Investment Company Act, because of their current ownership positions with TCW and their management roles with the Adviser and/or its affiliates. Accordingly, they may be considered to have an indirect interest with respect to the Proposal because the Adviser’s advisory services to the Funds would continue if the New Agreement is approved.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is Foreside Funds Distributors LLC (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19132.

Administrator

BNY Mellon Investment Servicing (US) Inc. serves as the administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent Auditor

Deloitte & Touche LLP, located at 350 South Grand Avenue, Suite 200, Los Angeles, California 90071, serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

Eric Chan, Secretary

[October     ], 2012

APPENDIX A

As of [September     ], 2012, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows: [BNYM to update]

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

A-1

APPENDIX B

METROPOLITAN WEST FUNDS

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the      day of         , 2013, by and between Metropolitan West Funds, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (hereinafter referred to individually as a “Fund” and collectively as the “Funds”) and Metropolitan West Asset Management, LLC, a California limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

WHEREAS, this Agreement replaces a prior investment management agreement that terminated because of a change of control of the Manager;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Funds’ business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of each Fund, and to the extent not paid or reimbursed through a plan adopted by the Fund under Rule 12b-1 under the 1940 Act, the Manager is responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

(b) The management fee shall be accrued daily by each Fund and paid to the Manager on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Trust’s disinterested Trustees. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of a Fund’s operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Fund Share Activities of Manager’s Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

11. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(b) The Funds shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. The Manager also may be retained by other advisory clients for the same or similar strategies employed by the Trust. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13. Term. This Agreement shall become effective with respect to a particular Fund on the later of when the Registration Statement under the Securities Act of 1933 with respect to the shares of that Fund becomes effective by the Securities and Exchange Commission and when this Agreement has received requisite approval by the shareholders of that Fund, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter with respect to each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for that Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of that Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to a Fund.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

18. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:

Title:	Title:

Appendix A to Investment Management Agreement

Name of Fund	Applicable Fee	Effective Date
Metropolitan West Total Return Bond Fund	0.35%	March 31, 2010

Metropolitan West Low Duration Bond Fund	0.30%	March 31, 2010

Metropolitan West Ultra Short Bond Fund	0.25%	March 31, 2010

Metropolitan West High Yield Bond Fund	0.50%	March 31, 2010

Metropolitan West Intermediate Bond Fund	0.35%	April 9, 2010

Metropolitan West AlphaTrakSM 500 Fund	0.35%± up to 0.35%(1)	March 31, 2010

Metropolitan West Strategic Income Fund	1.20%± up to 0.70%(2)	April 9, 2010

Metropolitan West Unconstrained Bond Fund	0.65%	September 28, 2011

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:
Title:	Title:

[See notes on continuation pages.]

(1)	METROPOLITAN WEST ALPHATRAKSM 500 FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 0.35% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.35% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below). The Performance Adjustment (expressed as dollars) with respect to any accrual or payment of the management fee under Section 8 of this Agreement shall not exceed the positive or negative Performance Adjustment otherwise applicable to that payment (expressed as a percentage) applied instead to the net assets used to calculate the Basic Fee.

d.

The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Standard & Poors 500 Stock Index (“S&P 500TM”) plus an annual rate of 0.30% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.35%.

e.	The “Performance Period” shall consist of a rolling period of three (3) months. (The Performance Period shall include periods before the effective date of this Agreement to the extent applicable.)

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class (if the Fund designates another share class) and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 0.70%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the S&P 500 with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the S&P 500 during that Performance Period and (ii) the value of cash distributions made by companies whose securities comprise the S&P 500 accumulated during that Performance Period and reinvested in the S&P 500 at least as frequently as the end of the quarter following the payment of the dividend, which together shall be expressed as a percentage of the level of the S&P 500 at the beginning of that Performance Period.

h.	By way of example only:

Fund performance of the Fund for the three months ended September 30th	2.750%
Annualized Fund Performance = ((1+ 0.02750) ^ (365 / 92) - 1) * 100	11.364%
Average daily net assets for the three months ended September 30th	$100,000,000
Accrued (and paid) management fee for that period	$125,000
Actual Management Fee percentage (125,000 / 100,000,000) * 100	0.125%
Annualized actual management fee [(1 + 0.00125) ^ (365 / 92) - 1] *100	0.497%
Annualized maximum possible management fee for period	0.700%
Investment performance of the Fund =
Fund performance + Actual Management Fee - Maximum Management Fee
(11.364% + 0.497% - 0.70%)	11.161%
Investment record of S&P 500 for the three months ended September 30 = 2.50%	2.50%
Annualized S&P 500 Performance = ((1 + 0.025) ^ (365 / 92) - 1) * 100	10.292%
Performance Adjustment = 35% * (11.161% - (10.292% + 0.30%)) =	0.199%
September Performance Fee =
Performance Adjustment * Average daily net assets for the three months ended September 30th * 30/365 =
0.199% * $100,000,000 * 30 / 365 =	16,356.16

(2)	METROPOLITAN WEST STRATEGIC INCOME FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 1.20% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.70% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below).

The Performance Adjustment (expressed as dollars) with respect to any accrual or payment of the management fee under Section 8 of this Agreement shall not exceed the positive or negative Performance Adjustment otherwise applicable to that payment (expressed as a percentage) applied instead to the net assets used to calculate the Basic Fee.

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) plus an annual rate of 0.10% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.70%.

e.	The “Performance Period” shall consist of a rolling period of twelve (12) months. (The Performance Period shall include periods before the effective date of this Agreement to the extent applicable.)

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 1.90%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the Index with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the Index during that Performance Period and (ii) the value of cash distributions (interest payments) made by securities that comprise the Index accumulated during that Performance Period and reinvested in the Index at least as frequently as the end of the quarter following the payment of the distribution (interest), which together shall be expressed as a percentage of the level of the Index at the beginning of that Performance Period.

h.	By way of example only:

Fund	Strategic Income
Fund performance for the twelve months ended June 30th	6.000%
Average daily net assets for the twelve months ended June 30th	$100,000,000
Accrued (and paid) management fee for that period	$1,200,000

Fund	Strategic Income
Actual Management Fee percentage ((1,200,000 / 100,000,000) * 100)	1.200%
Maximum possible management fee for period	1.900%
Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (7.500% + 1.200% - 1.900%)	5.300%
Investment record of Index for the twelve months ended June 30th = 4.00%	4.000%
Performance Adjustment = 35% * (5.300% - (4.000% + 0.100%)) =	0.420%
June Performance Fee = Performance Adjustment * Average daily net assets for the twelve months ended June 30th * 30 / 365 = 0.420% * $100,000,000 * 30 / 365 =	34,520.55

PROXY CARD	PROXY CARD

METROPOLITAN WEST FUNDS

[NAME OF SPECIFIC FUND]

SPECIAL MEETING OF SHAREHOLDERS – November 28, 2012

This proxy card is solicited on behalf of the Board of Trustees of the Metropolitan West Funds (the “Trust”) for the Special Meeting of Shareholders (the “Meeting”) to be held on November 28, 2012.

The undersigned hereby appoints Jeremy Steich and Sandra Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Meeting to be held at 1:00 p.m., Eastern time, on Wednesday, November 28, 2012 at the offices of the Trust’s Administrator, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN, AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box.                 Example: ☒

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Approve the new investment management agreement with the Metropolitan West Asset Management, LLC.

                  FOR         ☐                 AGAINST         ☐                  ABSTAIN         ☐

2.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

                  FOR         ☐                 AGAINST        ☐                  ABSTAIN        ☐

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: ,

☐ CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (     PERSON(S) WILL ATTEND.)